FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement ("**Amendment**") is entered into by and between CREXENDO BUSINESS SOLUTIONS, INC., an Arizona corporation ("**Seller**") and NECTAR 52ND 2023, LLC, a Colorado limited liability company ("**Buyer**"), as of this 25 day of July, 2023 ("**Effective Date**").

Recitals

A. Seller and Buyer are parties to that certain Purchase and Sale Agreement dated May 16, 2023 (the "**Contract**") relating to the sale and purchase of the real estate located in Maricopa County, Arizona, as more particularly described in the Contract (the "**Property**"), and

B. The parties desire to amend the terms of the Contract, all as is provided below.

Agreement

For valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. Defined Terms. Capitalized words used herein shall have the same meanings as set forth in the Contract, except as otherwise defined herein.

2. Purchase Price. The Purchase Price is hereby reduced to $4,000,000.00.

3. Lease. Exhibit D to the Contract is hereby deleted and replaced with **Exhibit D** attached hereto.

4. Ratification. In the event of a conflict between any provision of this Amendment and any provision of the Contract, the provision contained herein shall control.

5. Representation by Signing Parties. Each of the parties represents that each person executing this Amendment on its behalf is duly authorized to execute and deliver the same on behalf of the entity for which such person is signing (whether it be a corporation, general or limited, partnership, or otherwise).

6. Counterparts. This Amendment may be executed in counterparts (which may also be facsimile or electronic (PDF) counterparts).

[SIGNATURES ON FOLLOWING PAGE]

SELLER:

CREXENDO BUSINESS SOLUTIONS, INC., an Arizona corporation

By: ________________________

Name: Doug Gaylor

Its: President & COO

BUYER:

NECTAR 52ND 2023, LLC,
a Colorado limited liability company

By: ________________________

Name: Jordan Linkow

Its: Managing Member

<u>EXHIBIT D</u>

FORM OF LEASE